Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                                 18 U.S.C. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     I, Michael Verruto, Principal Executive Officer of Watermark Investors Realty Trust (the "Company"), to the extent 18 U.S.C. 1350 is applicable, hereby certify, to the best of my knowledge, that the Company's Quarterly Report on Form 10-Q for the period ended June 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that the information contained in this Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                   /s/ Michael S. Verruto
                                   -------------------------------------
                                   Michael S. Verruto
                                   Trustee, Vice President and Secretary
                                   (An Authorized Officer and
                                   Chief Accounting Officer)
                                   August 14, 2002